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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): AUGUST 5, 1998
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                                 BACOU USA, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

0-28040                                                               05-0470688
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Commission file number)                     (IRS Employer Identification Number)


                   10 Thurber Boulevard, Smithfield, RI 02917
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333
                                                            ------------

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Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)         Pro Forma Financial Information

            Unaudited Pro Forma Consolidated Statement of Income of Bacou USA, Inc. ("Bacou") for the six months ended June 30, 1998.

            Unaudited Pro Forma Consolidated Statement of Income of Bacou for the year ended December 31, 1997.

(b)         Exhibits

            Item 601
            Exhibit                   Exhibit Title
            --------                  -------------


            Exhibit 99 (a)     Unaudited Pro Forma Consolidated Statement of
                               Income of Bacou for the six months ended
                               June 30, 1998


            Exhibit 99 (b)     Unaudited Pro Forma Consolidated Statement of
                               Income of Bacou for the year ended
                               December 31, 1997


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SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BACOU USA, INC.
                                                Registrant


                                                By: /s/ Phillip B. Barr
                                                    ----------------------------
                                                    Phillip B. Barr
                                                    Executive Vice President and
                                                    Chief Financial Officer


Dated: August 5, 1998



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